Exhibit I

The most recent semi-annual or annual reports of the following investment companies are made a part hereof and incorporated herein with respect to the most recent semi-annual report for Old Mutual Financial Network Separate Account VA.

Fund	Investment Company Act #

AllianceBernstein	811-05398

VPS International Growth B

VPS International Value B

Franklin Templeton	811-05583
Franklin Global Communications Securities Fund-Class 2
Franklin U.S. Government Fund-Class 2
Templeton Developing Markets Securities Fund-Class 2
Templeton Global Income Securities Fund-Class 2

Legg Mason	811-21128
Variable Fundamental Value II
Variable Small Cap Growth II

Legg Mason	811-06310
Variable Strategic Bond II

Neuberger Berman	811-04255
AMT Lehman Brothers Short Duration Bond I

                AMT Partners I

                AMT Regency S

                AMT Guardian S

                AMT Mid-Cap Growth S

Old Mutual	811-21587
VA Asset Allocation Balanced, Service Class
VA Asset Allocation Conservative, Service Class
VA Asset Allocation Moderate Growth, Service Class

PIMCO	811-08399
VIT High Yield, Advisor Class
VIT Long-Term U.S. Government Bond, Administrative Class
VIT Commodity RealReturn Strategy, Advisor Class
VIT Global Bond, Advisor Class
VIT Money Market, Administrative Class
VIT Real Return, Advisor Class
VIT Total Return, Advisor Class

Pioneer	811-08786
VCT II Cullen Value Fund
VCT II Equity Income Fund
VCT II Pioneer Fund
VCT II High Yield Fund
VCT II Small Cap Value Fund
VCT II Strategic Income Fund

Royce	811-03599
Micro-Cap, Service Class

Rydex	811-08821
VT CLS AdvisorOne Amerigo
VT CLS AdvisorOne Berolina
VT CLS Advisor One Clermont
VT Essential Portfolio Conservative
VT Essential Portfolio Moderate
VT Essential Portfolio Aggressive

T. Rowe Price	811-07143
Blue Chip Growth II
Equity Income II
Health Sciences II

Third Avenue	811-09395
Value Fund